First Amendment to
                               Agreement of Sale
                               (Walnut Hills II)

     This Amendment is made and entered into this third day of June, 1997 by and between Michael P. Morrison ("Purchaser") and Walnut Hills II Partners Limited Partnership, an Illinois limited partnership ("Seller").

     On March 31, 1997, Purchaser and Seller entered into an Agreement of Sale ("Agreement") for the purchase and sale of real property commonly known as Walnut Hills II Apartments, San Antonio, Texas and legally described in Exhibit A hereto ("Property").

     For good and valuable consideration, receipt of which is hereby acknowledged, Purchaser and Seller agree that the Purchase Price in Paragraph 1 of the Agreement is reduced from $5,800,000 to $5,471,688.

     IN WITNESS WHEREOF, the parties hereto have put their hand and seal as of the date first set forth above.


                         PURCHASER:

                         /s/  Michael P. Morrison
                         -------------------------------------
                         Michael P. Morrison


                         SELLER:

                         WALNUT HILLS II PARTNERS LIMITED
                         PARTNERSHIP, an Illinois limited partnership

                         By:  Walnut Hills II Partners, Inc., an Illinois
                                 corporation, its general partner

                              By:   /s/ Michael J. Becker
                                   ---------------------------------
                              Name:     Michael J. Becker
                                   ---------------------------------
                              Its:      Managing Director
                                   ---------------------------------
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